Exhibit 99.1

                            Reverse Merger Agreement

The key provisions of this Agreement are as follows:

PLAN OF MERGER OF IBL WITH AND INTO OFSM;
         The Merger;
         Adoption of Plan;
         Proposals to be approved by Shareholders of both IBL and OFSM; Establishment of Record Date; Effective Date of the Merger; Instruments and Further Assurances;
ARTICLES OF INCORPORATION; DIRECTORS & OFFICERS; BY-LAWS;
         Articles of Incorporation;
         Directors and Officers;
         By-Laws;
CONVERSION AND EXCHANGE OF SHARES;
         Conversion of Shares;
         Exchange of Certificates or Delivery of Shares;
CLOSING; EFFECTIVE DATE OF MERGER;
         Closing;
         Effective Date;
REPRESENTATIONS AND WARRANTIES OF OFSM;
         Organization, Standing, Qualification, etc;
         Capitalization;
         Articles of Incorporation, By-Laws and Minutes;
         Financial Statements and Assets;
         Authorization;
         Litigation;
         Subsidiaries;
         Compliance with Law and Other Instruments;
         Contracts and Commitments;
         Liabilities;
         Title to Properties and Related Matters;
         Directors and Officers;
         Tax Returns;
         Brokers/Agents/Finders/Consultants;
         Prior Sales;
         Shareholder List;
         Transfer Agent and Market Maker(s);
         Compliance with Laws and Regulations;
         Material Contract Defaults;
         Absence of Certain Changes or Events;
         Books and Records;

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REPRESENTATIONS AND WARRANTIES OF IBL;
         Organization, Standing, Qualification, etc;
         Capitalization;
         Articles of Incorporation and By-Laws;
         Financial Statements and Assets;
         Authorization;
         Litigation;
         Subsidiaries;
         Compliance with Law and Other Instruments;
         Contracts and Commitments;
         Liabilities;
         Title to Properties and Related Matters;
         Directors and Officers;
         Tax Returns;
         Brokers:
         Shareholder List;
         Compliance with Laws and Regulations;
         Material Contract Defaults;
         Absence of Certain Changes or Events;
         Books and Records;
COVENANTS OF IBL PRIOR TO EFFECTIVE DATE OF MERGER;
         Stockholders' Meeting;
         Access;
         Representations;
         Preservation of Business;
         Approvals;
         Notice of Breach;
         Negotiations with Third Parties;
         Information To Be Supplied;
         Proxy or Information Statement;
COVENANTS OF OFSM PRIOR TO THE EFFECTIVE DATE OF MERGER;
         Stockholders' Meeting;
         Access;
         Representations;
         Preservation of Business;
         Approvals;
         Public Announcements;
         Notice of Breach;
         Negotiations with Third Parties;
         Required Information;
         Proxy or Information Statement;
CONDITIONS TO OBLIGATIONS OF OFSM AND IBL;
         Stockholder Approval;
FURTHER CONDITIONS TO OBLIGATIONS OF OFSM;
         Representation Letter;
         Investment and Acknowledgment Letters;
         Litigation;
         Opinion of Counsel to IBL;

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FURTHER CONDITIONS TO OBLIGATIONS OF IBL;
         Representation Letter;
         Litigation;
         Opinion of Counsel to OFSM;
TERMINATION: ABANDONMENT OF MERGER;
         Termination;
         Liability;
MISCELLANEOUS;
         Notices:
         Waivers;
         Amendments;
         Governing Law and Time;
         Parties:
         Complete Agreement Severability;
         Multiple Copies;

                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER;

ATTACHMENT A - Summary of Dissenters' Rights of Appraisal under Delaware Law ATTACHMENT B - Articles of Merger;
ATTACHMENT C - Certificate of Amendment to Articles of Incorporation; ATTACHMENT D - IBL Board of Directors Resolution approving merger
ATTACHMENT E - OFSM Board of Directors Resolution approving merger ATTACHMENT F- Resignation of OFSM Officers
ATTACHMENT G- Legal Opinions







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Reverse Merger Agreement.

AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated and made effective as of this 29th day of January, 2004, by and between Ocean Fresh Seafood Market Place, Inc. , a publicly held Florida corporation ("OFSM") and International Builders Limited , a Delaware corporation ("IBL").

W I T N E S S E T H:

         WHEREAS, the Boards of Directors of OFSM and IBL deem the merger of IBL with and into OFSM on the terms herein set forth to be desirable and in the best interests of their respective stockholders and, subject to approval by their respective shareholders, desire to adopt this Agreement and Plan of Merger to result in a Type A Merger which is a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1954, as amended, and

         WHEREAS, the Boards of Directors of OFSM and IBL have approved this Agreement and Plan of Merger (the "Agreement") and have directed that the Agreement and the merger contemplated hereby be submitted to their respective stockholders for adoption.

         NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, OFSM and IBL hereby agree that IBL shall be merged with and into OFSM, which shall be the surviving corporation, and that the plan, terms and conditions of such merger shall be as follows:

ARTICLE 1

Terms of the Merger

1.01 Merger Terms and Conditions. The principal terms of the merger are as follows:

a.) OFSM shareholders will be allowed via the Merger to exchange, on a one for one basis, all their issued and outstanding shares of Common Stock for shares of IBL Class A Common Stock as outlined in Article 3 of this Agreement. Shares of OFSM Common Stock not exchanged for IBL Class A Common Stock shall be exchanged for Class A Common Stock of the surviving corporation.

b.) In addition to any other provisions of this Agreement, seven per cent (7%) or 425,562 shares, whichever is greater, of the surviving corporation's issued and outstanding Class A Common Stock (6,079,462) shall be provided to the following parties in the following allotments:

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1) Odette Holdings, Ltd. Shall receive 325,562;

2) Fred Guarino shall receive 20,000 shares; and

3) Gion Limited shall receive the remaining 80,000 shares. Odette Holdings, Ltd. shall also receive any excess in the event seven per cent (7%) of the surviving corporation's issued and outstanding Class A Common Stock exceeds 425,562 shares.

c.) IBL agrees to pay Mr. Coutu additional consideration in the amount of $35,000 within 45 days after the date the Merger is effective.

d.) IBL will within 20 days after the Merger closes pay off OFSM's payables that are outstanding at the time of the Merger. The amount to be paid by IBL shall not exceed $35,000.

e.) IBL agrees to have the Form 15C211 filed with the Securities Exchange Commission (SEC) within 20 days after the Merger closes. If the Form 15C211 is not filed with the SEC within 20days IBL agrees to issue Mr. Coutu 50,000 additional shares of Class A Common Stock.

f.) Immediately after the merger the $62,124 liability recorded as "due to shareholder " on the OFSM Financial Statements will be converted into equity to purchase Class A Common Stock in the surviving Corporation. The shares will be purchased at the most recent purchase price that accredited investors have purchased IBL Class A Common Stock, which is $2.00 per share.

g.) The parties acknowledge that IBL has two classes of stock. Class A Common Stock and Class B Common Stock, and that Class B Common Stock has special voting rights. In matters to be decided by shareholder vote Class A Shareholders have one (1) vote per share owned and Class B shareholders have 10 votes per share owned. The parties further acknowledge that Mr. Jerome Crawford the Chairman and Chief Executive Officer of IBL is the only IBL shareholder who owns Class B Common Stock. The parties agree that subsequent to the Amendment of the Articles of Incorporation of OFSM to provide for the issuance of Class B Common Stock , Mr. Crawford will be issued five hundred thousand (500,000) shares of Class B Common Stock. The five hundred thousand shares of Class B Common Stock that Mr. Crawford will receive is the equivalent amount of Class B Common Stock that Mr. Crawford currently owns in IBL


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Plan of Merger of IBL with and into OFSM.

1.02. The Merger. On the Effective Date of the Merger (as defined in Article 1.05), IBL shall be merged with and into OFSM, the separate existence of IBL (except as it may be continued by operation of law) shall cease, and OFSM as the surviving corporation shall continue its corporate existence under the laws of the State of Florida and OFSM shall possess all of the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of IBL; and all and singular, the rights, privileges, immunities, powers, franchises and authority of IBL, and all assets and property of every description, real, personal and mixed, and every interest therein, wherever located, and all debts or other obligations belonging to or due to IBL on whatever account, as well for stock subscriptions as all other things in action or belonging to IBL on whatever account, as well as for stock subscriptions as all other things in action or belonging to IBL, shall be vested in OFSM; and all assets, property, rights, privileges, immunities, powers, franchises and authority, and all and every other interest, shall be thereafter as effectually the property of OFSM as they were of IBL, but all rights of creditors and all liens upon any property of IBL shall be preserved unimpaired, and all debts, liabilities and duties of IBL shall thenceforth be attached to OFSM and may be enforced against OFSM to the same extent as if said debts, liabilities and duties had been incurred or contracted by OFSM prior to this transaction.


1.03. Adoption of Plan. Requirement of Shareholder Approval of Both IBL and OFSM; Dissenters' Rights; Notification. The Merger transaction contemplated hereby will require shareholder approval of the transaction under both Florida and Delaware corporate law. See Sections 607.1101 through 607.1320, Florida Statutes Annotated (FSA), as amended, titled MERGER. OFSM intends to accomplish such approval by means of a consent of a majority of its shareholders as authorized by Section 607.1101, FSA, If Florida law requires that OFSM give dissenters' rights of appraisal as contemplated in FSA Sections 607.1302 and 607.1320, titled RIGHTS OF SHAREHOLDERS TO DISSENT, OFSM will do so. Accordingly, OFSM shall not solicit proxies even though, as a Section 12(g) "reporting company," it is subject to the Proxy Rules promulgated under Section 14(a) of the Securities Exchange Act of 1934 ("the '34 Act"). OFSM will instead provide its shareholders with an Information Statement as required under Section 14(c) of the '34 Act and the 14C series of rules promulgated there under by the Securities and Exchange Commission ("Commission"). OFSM will also notice-up a shareholders' meeting in East Providence, RI at an appropriate time immediately in advance of the anticipated Closing at which it will welcome shareholders to attend and vote their shares if they so desire. In an effort to establish an exemption from registration for this transaction, OFSM will also be providing such Information Statement, among other materials such as purchaser suitability questionnaires and the like to the Shareholders of IBL. IBL shall conduct its own shareholders' meeting, after its shareholders have received appropriate disclosure materials on OFSM and the transaction contemplated hereby, and they

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have had the opportunity to have any questions they or a purchaser representative, as applicable, may have, answered. See Exhibit 10.02 hereto (containing a form of investment and acknowledgment letter each IBL Shareholder is to sign and furnish OFSM prior to Closing). In seeking approval of the transaction by a majority of IBL's shareholders, IBL shall also be obligated, as and if required by Delaware corporate law, to give its Shareholders dissenter's rights of appraisal.

1.04. Proposals To Be Approved By the Shareholders of Both IBL and OFSM. The Shareholders of both IBL and OFSM shall approve the following proposals: (i) approval of this Plan and Agreement of Merger ("Agreement"), including the issuance of the finder's, agent's or consultant's shares to be issued in connection therewith (see Article 5.14 below); (2) approval of the name change for OFSM to "International Builders Limited"; (3) approval of the slate of directors to assume positions on the Board of OFSM upon the Closing, persons to be designated by IBL (see Article 2.02 below); and (4) approval of any other amendments to the Articles of Incorporation of OFSM if necessary, such as to broaden the scope of its corporate purpose to include the business operations presently carried on by IBL.

1.05. Establishment of Record Date. The Record Date for those OFSM shareholders entitled to vote on this Agreement shall be January 29, 2004 or a later date not more than thirty (30) days prior to the date OFSM's Information Statement is disseminated to OFSM's shareholders. IBL shall establish its own record date, if necessary, for its shareholders to vote on and approve the transaction in accordance with Delaware corporate law.

1.06. Effective Date of the Merger. The merger shall become effective as of the close of business on the date of filing as provided in Article 4.02 (the "Effective Date of the Merger").

1.07. Instruments and Further Assurances. From time to time, as and when requested by OFSM, or by its successors or assigns, the officers and directors of IBL last in office shall execute and deliver such deeds and other instruments for transfer and shall take or cause to be taken such further or such other actions as shall be reasonably necessary in order to vest or perfect in OFSM, or to confirm of record or otherwise to OFSM, to the extent such officers and directors have the power so to do, title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IBL.

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ARTICLE 2

Articles of Incorporation, Directors and Officers and By-Laws.

2.01. Articles of Incorporation. Except as provided below, the Articles of Incorporation of OFSM, as in effect on the Effective Date of the Merger, shall be the Articles of Incorporation of OFSM, as the surviving corporation, until they are amended as provided therein or by law. Upon the Effective Date of the Merger, the Articles of Incorporation of OFSM shall be amended to change the name of OFSM to "International Builders Limited," among other amendments as may be necessary to effectuate and carry out the terms and provisions of this Agreement. A copy of the form of Amended Articles of Incorporation of OFSM and the form of Articles of Merger to be filed in both the States of Delaware and Florida, thereby establishing the Effective Date of the Merger, are attached hereto as Exhibit 2.01.

2.02. Directors and Officers. Upon the Effective Date of the Merger, the Board of Directors and Officers of OFSM, the surviving corporation, shall consist of the persons identified in Exhibit 2.02 hereto. Said directors shall hold office as provided in the By-Laws of the surviving corporation. At the OFSM shareholders' meeting to be held pursuant to Article 8.01 below, the shareholders of OFSM will vote on the election of the persons listed in Exhibit
2.02 to be directors of OFSM until its next annual meeting or until they or any one of them resign and their respective resignations are accepted.

2.03. By-Laws. The By-Laws of OFSM, as in effect on the Effective Date of the Merger, shall be the By-Laws of the surviving corporation, until they are amended as provided therein or otherwise by law.

ARTICLE 3

Conversion and Exchange of Shares.

3.01 Conversion of Shares. The manner of converting or exchanging the shares of OFSM and IBL shall be as follows:

(a) Each share of the Common Capital Stock, $.001 par value per share, of OFSM ("OFSM Common Stock") that is issued and outstanding on the Effective Date of the Merger shall be exchanged on a one for one basis for shares of Class A Common Stock of the surviving corporation.

(b) Each share of Common Capital Stock, $0.01 par value per share, of IBL ("IBL Common Stock") that is issued and outstanding on the Effective Date of the Merger shall, by virtue of the merger, be converted, one-for-one, into a total of five million three hundred eighty three thousand nine hundred sixty four (5,383,964) fully paid and non-assessable shares of OFSM Common Stock. Nine individuals also have outstanding options (330,000) and warrants (2,667,500) to

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acquire two million nine hundred ninety seven thousand five hundred (2,997,500)
shares of IBL at $2.00 per share, The warrants and options expire in the years 2004 and 2005. See Article 6.02 below. If any part or portion of such currently outstanding options and warrants to acquire an additional 2,997,500 shares of IBL stock are exercised prior to Closing, additional OFSM Common Stock shall be issued upon Closing to such persons so exercising his or her option(s) or any part thereof. No fractional shares of OFSM Common Stock will be issued to IBL Shareholders upon conversion of the IBL Common Stock to OFSM Common Stock. Taking into consideration the 695,498 shares of OFSM remaining after the Closing, the 425,562 shares to be issued to OFSM's majority shareholder and adding in the 5,383,964 shares to be issued to the Shareholders of IBL in the exchange, there will be no less than 6,505,024 shares of OFSM then-issued and outstanding upon the Effective Date. (This figure ignores taking into consideration the issuance of any shares issuable to the IBL optionees and warrant holders prior to Closing by IBL, an event that could occur. Such options and warrants must legally survive Closing.)

3.02 Exchange of Certificates or Delivery of Shares. On and after the Effective Date of the Merger, each holder of a certificate or certificates representing IBL Common Stock, upon presentation and surrender of such certificate or certificates to OFSM or its transfer agent, Interwest Transfer Co.Inc. shall be entitled to receive in exchange therefore a certificate or certificates representing the number of full shares of OFSM Common Stock to which he is entitled, as provided in Article 3.01. Until so presented and surrendered in exchange for a certificate representing OFSM Common Stock, each certificate which represented issued and outstanding shares of IBL Common Stock on the Effective Date of the Merger shall, except as provided in the following sentence, be deemed for all purposes to evidence ownership of the number of full shares of OFSM Common Stock into which such shares of IBL Common Stock have been converted pursuant to the merger. Until surrender of such certificates in exchange for certificates representing OFSM Common Stock, the holder thereof shall not be entitled to vote at any shareholders meeting of OFSM.

ARTICLE 4

Closing; Effective Date of Merger.

4.01 Closing. The closing of the transaction contemplated by this Agreement shall take place at 4540 Kearny Villa Road, Suite 104, San Diego , California, at such date and time, within five (5) business days after the satisfaction or waiver of the last of the conditions set forth in Articles 9, 10 and 11 hereof to be satisfied or waived, as the parties may fix. The closing of such transactions is herein called the "Closing" and the date of that Closing is referred to herein as the "Closing Date."

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4.02 Effective Date. Subject to the conditions in this agreement and to the execution and filing of certificates or articles of merger and other documents as may be required by Florida and Delaware corporate law, the merger shall ...become effective at the close of business on such date as such filings are made or at such other date as stated in the certificate or articles of merger (the "Effective Date of the Merger"). Unless this Agreement shall have been terminated pursuant to the provision of Article 12 hereof, such filings shall be made on or as soon as practicable after the Closing.

ARTICLE 5

Representations and Warranties of OFSM.

5.01. Organization, Standing, Qualification, etc. OFSM is a publicly held "development stage" Florida corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Its registered agent is Robert Coutu, 4400 N. Federal Hwy., #210-05, Boca Raton FL 33431, phone no.
(561) 955- 9912. OFSM has all the requisite corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted. To the best knowledge, information and belief of management, the nature of OFSM's business and the ownership of its properties do not require it to become qualified in any state as a foreign corporation and therefore, it has not done so. OFSM was originally incorporated in the State of Florida on October 4, 1996 under the name Elm Tree Capital Corp. The Company then changed its name to Cyber close out. Com, Inc. and later to Sitzen. Com, Inc. In October 1999 the Company changed its name to OFSM. In November 2000, it filed a Form 10-SB with the Commission by which it became a Section 12(g) "reporting company" under the Securities Exchange Act of 1934 ("the '34 Act"). All of OFSM filings with the Commission since November 2000 are available on EDGAR, the Commission's publicly available Database. As of December 31, 2003, OFSM had approximately 27 stockholders of record. Its transfer agent is Interwest Transfer Co., Inc. located in Salt Lake City, Utah.

5.02. Capitalization. The authorized capital stock of OFSM consists of 750,000,000 shares of common stock, with $.001 par value, of which 695,498 shares are currently issued and outstanding. All issued and outstanding shares are duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of OFSM have been declared or paid in the capital stock of OFSM. Except for the transactions contemplated by this Agreement, there are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of OFSM's capital stock or any outstanding securities that are convertible into OFSM's capital stock. The OFSM Shares to be issued pursuant to this Agreement have been duly authorized and, when issued to the shareholders of IBL in exchange for their IBL Common Stock will be validly issued, fully paid and non-assessable.

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5.03 Articles of Incorporation, By-Laws and Minutes. The complete Articles of
Incorporation and the By-Laws of OFSM, as will be in effect on the Effective Date of the Merger, are attached hereto as Exhibit 5.03.

5.04. Financial Statements and Assets.

(a) OFSM's audited financial statements for its 2003 fiscal year ended December 31, 2003, are anticipated to reflect approximately $85,000 in negative net worth or shareholders' equity.

Attached hereto as Exhibit 5.04 are the complete audited financial statements of OFSM as of December 31, 2002 and Unaudited financial statements for the quarter ending September 30, 2003 (hereinafter referred to as the "OFSM Financial Statements").

All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. As of the date of any of such balance sheets, except as and to the extent reflected or reserved against therein, OFSM did not have any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are, to the best knowledge, information and belief of management, properly reported and present fairly the value of the assets of OFSM in accordance with generally accepted accounting principles. To the best knowledge, information and belief of management, such statements of operations present fairly the results of operations of OFSM for the periods indicated. To the best knowledge, information and belief of management, such statements of changes in financial position present fairly the information that should be presented therein in accordance with generally accepted accounting principles.

The books and records, financial and others, of OFSM are in all material respects complete and correct and have been maintained in accordance with good business and accounting practice.

5.05. Authorization. The Board of Directors of OFSM has approved the Agreement and the transaction contemplated hereby, has authorized the execution and delivery of this Agreement of OFSM and has authorized the execution and delivery of this Agreement of OFSM and has authorized the submission of this Agreement and the transactions contemplated hereby to the OFSM shareholders for their consideration with the recommendation that it be approved or that it believes a majority of the shareholders will in fact consent to the transaction without the need to solicit such approval. OFSM has full power, authority and legal right to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation of OFSM enforceable in accordance with its terms.

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5.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of OFSM's management, threatened, against or affecting OFSM before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of OFSM, the validity of this Agreement or the authority of OFSM to execute, deliver and carry out the terms of the Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of OFSM. OFSM has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

5.07. Subsidiaries. OFSM does not own, directly or indirectly, any interest or investment, whether in equity or debt, in any corporation, business, trust or other entity.

5.08. Compliance with Law and Other Instruments. OFSM is not in violation or default of any term of its Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and, to the best of management's knowledge, it has timely filed all reports and any other documents required by it to be filed with any governmental agency, including the Commission. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under
(a) the Article of Incorporation or By-Laws of OFSM, or (b) any material agreement or instrument to which OFSM or any consolidated subsidiary is a party or by which it is bound, or (c) any material judgment, decree or order to which OFSM is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties or other assets of OFSM.

5.09. Contracts and Commitments.

There are no material contracts, agreements, franchises, license agreements or other commitments to which OFSM is a party or by which it or any of its properties are bound;

OFSM is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, wit, injunction, decree or award which materially and adversely affects, or in the future may (as far as OFSM can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of OFSM; and

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OFSM is not a party to any material oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days' (or less) notice, (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension or retirement plan, agreement or arrangement, (iii) agreement, contract or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which OFSM is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed $1,000, (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate, (vi) collective bargaining agreement, (vii) agreement with any present or former officer or director of OFSM, or (viii) consent, agreement or other commitment involving payments by it of more than $1,000 in the aggregate.

5.10. Liabilities. Except as disclosed or provided for in the OFSM Financial Statements, OFSM, to the best of its knowledge after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $1,000.

5.11. Title to Properties and Related Matters. OFSM has good and marketable title to all of its properties, interests in properties and assets, real and personal, which are reflected in the latest balance sheet included in the OFSM Financial Statements or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances except: (i) statutory liens or claims not yet delinquent, (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby, or otherwise materially impair present business operations of such properties, and (iii) as described in the OFSM Financial Statements.

5.12. Directors and Officers. The Board of Directors and principal officers of OFSM, as of the date hereof, are those persons identified in Exhibit 5.12 hereto.

5.13. Tax Returns. Within the times and in the manner prescribed by law, OFSM has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. All taxes and governmental charges levied or assessed against the property or the business of OFSM have been paid, other than taxes or charges the payment of which is not yet due or which, if due, is not yet delinquent or is being contested in good faith or has not been finally determined.

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5.14. Brokers/Agents/Finders/Consultants. Other than a finder's fee, agent's fee or consultant's fee payable to Arnold Salinas and Business Acquisitions Strategies Inc. , neither OFSM nor any officer or director of OFSM has employed any broker, finder, consultant or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee, consulting fee or commission with respect to the transactions contemplated by this Agreement. In this regard and upon Closing, Arnold Salinas, a individual, shall be entitled to receive a fee of ninety six thousand four hundred ninety nine (96,499) pre-merger "restricted" shares and Business Acquisitions Strategies Inc. shall be entitled to receive one hundred ninety two thousand nine hundred ninety nine (192,999) pre-merger "restricted" shares. Both Arnold Salinas and Business Acquisitions Strategies Inc. shall execute investment letters to the effect that the consultant's shares they shall be so acquiring as a fee are acquired for investment purposes only and not with a view to the further distribution thereof. In the event that OFSM, after Closing, registers any shares with the Commission, IBL and its principals hereby agree that it shall register the 289,498 shares subject of this paragraph and, if necessary or otherwise advisable, it will register such shares with the Commission on a Form S-8. In addition, if necessary to take Arnold Salinas and Business Acquisition Strategies Inc. out of the parameters of Section 16(b), the "short-swing profit" statute under the '34 Act, OFSM and IBL shall submit the approval such 289,498 share finder's, agent's or consultant's fee to their respective shareholders as part of their mutual adoption of this Plan and Agreement. With the exception of, or subject to, the foregoing, IBL and its officers jointly and severally agree to indemnify and hold IBL and its officers and directors harmless from and against any fee, loss or expense arising out of claims by brokers, finders or consultants employed or alleged to have been employed by them in connection with this transaction.

5.15. Prior Sales. OFSM has not privately offered and sold any of its securities within the last two (2) years and therefore, it need not attach hereto as
Exhibit 5.15 a list setting forth the names and addresses of the purchasers of any securities of OFSM so offered and sold and whether any such purchaser is a 5% or more shareholder.

5.16. Shareholder List. Attached hereto as Exhibit 5.16 is an alphabetical list, as of a date within thirty (30) days for the date hereof, of all of the shareholders of OFSM and the number of shares of OFSM Common Stock owned by each. Such list also identifies which stock certificates have stop transfer orders and which have restrictive legends placed upon them.

5.17. Transfer Agent . OFSM's transfer agent is and has been Interwest Transfer Co., Inc. located at 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, phone no. 801-272-3147. There is no affiliation, direct or indirect, by and among Interwest Transfer Co., Inc. and any current or former officer and director of OFSM, including principal shareholder of OFSM, Robert G. Coutu.

                                       11

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5.18. Compliance with Laws and Regulations. OFSM has complied with all applicable statues and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of OFSM or except to the extent that noncompliance would not result in the incurrence of any material liability.

5.19. Material Contract Defaults. Neither OFSM nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of OFSM, and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

5.20. Absence of Certain Changes or Events. Since December 31, 2003 and except as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to OFSM:

(a) Any change in the business, operations, method of management or accounting, or financial condition or the manner of conducting the business of OFSM other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole, or changes resulting from compliance with this Agreement;

(b) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of OFSM;

(c) Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of OFSM of any class, or any direct or indirect redemption, purchase or other acquisition of any shares of any class of OFSM;

(d) Any material increase in the direct or indirect compensation or other benefits payable or to become payable by OFSM to any of its officers, directors, employees or agents over the respective rates and amounts set forth the in the OFSM Financial Statements;

(e) Any sale, lease, abandonment or other disposition by OFSM of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition by OFSM of any tangible or intangible asset;

(f) Any grant of any option, warrant or right to purchase, or other right to acquire shares of any class of OFSM granted to any person;

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

(g) Any employment, bonus or deferred compensation agreement entered into between OFSM and any of its directors, officers or other employees or consultants;

(h) Any issuance of shares of OFSM beyond the shares then issued and outstanding.

(i) Any indebtedness incurred by OFSM for borrowed money not now repaid, or any commitment to borrow money entered into by OFSM;

(j) Any amendment of the Article of Incorporation or By-Laws of OFSM;

(k) Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the OFSM Financial Statements and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction;

(l) Any sale or transfer, or any agreement, arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $10,000 or more (other than in the ordinary course of business); or (m) Any other material transaction.

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of IBL by action or its Board of Directors, evidenced by the delivery by IBL to OFSM of a certified copy of resolutions of such Board specifying the change or event consented to by IBL.

5.21. Books and Records. From the date of this Plan to the Closing, OFSM will
(1) give to IBL and its Shareholders, or their respective representatives, full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that IBL and its Shareholders, or their respective representatives, may inspect and audit them; and (2) furnish such information concerning the properties and affairs of OFSM as IBL and its Shareholders, or their respective representatives may reasonably request.

ARTICLE 6

Representations and Warranties of IBL.

IBl hereby warrants and represents to OFSM as follows:

6.01. Organization, Standing, Qualification, etc. IBL is a Delaware corporation engaged in the construction, real estate development and gaming. It was duly organized in October 2001 as International Builders Limited. IBL is validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power necessary to engage in the business it is currently engaged in. It is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted. IBL is qualified to do business in all states where the nature of IBL's business and the ownership of its properties require it to become qualified as a foreign corporation.

6.02. Capitalization. The authorized capital stock of IBL consists of 16,000,000 shares of common stock, having a par value of $0.01, of which no more than 5,383,964 shares will be issued and outstanding as of the Effective Date of the Merger. (This figure does not account for, or include, the potential exercise of certain outstanding options and warrants to acquire 2,997,500 additional IBL shares at $2.00 per share. See also Article 3.01(b) above.) All outstanding shares of IBL are duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of IBL have been declared or paid in the capital stock of IBL. Except as set forth in Exhibit 6.02 attached hereto, there are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of IBL's capital stock or any outstanding securities that are convertible into `IBL's capital stock.

6.03. Articles of Incorporation and By-Laws. The complete Articles of Incorporation and the By-Laws of IBL as will be in effect on the Closing Date, are attached hereto as Exhibit 6.03.

6.04. Financial Statements and Assets.

(a) As of December 31, 2003, IBL had received $492,833 in paid in capital. If and when its outstanding stock options of 330,000 and warrants of 2,667,500 shares exercisable at $2.00 per share are in fact exercised, it shall receive an additional $5,995,000 in paid in capital. As of the date of this Agreement, IBL has a total of 5,383,964 common capital shares issued and outstanding and the outstanding stock options and warrants to acquire 2,997, 500 additional shares at $2.00 per share.

Attached hereto as Exhibit 6.04 are the audited IBL Financial Statements for the year ending December 31, 2002 and the unaudited balance sheet and income statement of IBL as of its most recent quarter preceding the Closing. The 2002 year end audited Financial Statements were prepared by the accounting firm which will undertake and prepare its post-Closing audited financial statements (collectively referred to as the "IBL Financial Statements"). If other supplementary accounting information, in addition to that identified in the previous sentence, is necessary for Closing, IBL shall prepare such. IBL is informed and believes that within 75 days of Closing the transaction, it must file, as part of an 8-K Current Report to be filed within 15 days of Closing, an audited balance sheet for its most recent fiscal year end, audited income statements for its most recent two fiscal year ends and other standard inclusions such as a statement of stockholders' equity and statement of cash flows. IBL is on track with its auditors in preparing such audited financial statements.

All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. As of the date of any of such balance sheets, except as and to the extent reflected or reserved against therein, IBL `s liabilities or obligations (absolute or contingent) have been reflected in a balance sheet or the notes hereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of IBL in accordance with generally accepted accounting principles. Such statements of operations present fairly the results of operations of IBL for the periods indicated. Such statements of changes in financial position present fairly the information that should be presented therein in accordance with generally accepted accounting principles.

6.05. Authorization. The Board of Directors of IBL has approved this Agreement and the transactions contemplated hereby, has authorized the execution and delivery of this Agreement by IBL, and has authorized the submission of this Agreement and the transaction contemplated hereby to the IBL shareholders for their consideration with the recommendation that it be approved. IBL has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of IBL enforceable in accordance with its terms.

6.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of IBL's management, threatened, against or affecting IBL before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of IBL, the validity of this Agreement or the authority of IBL to execute, deliver and carry out the terms of the Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of IBL. IBL has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

6.07. Subsidiaries. IBL does not own, directly or indirectly, any interest or investment, whether equity or debt, in any corporation, business, trust or other entity.

6.08. Compliance with Law and Other Instruments. Except as set forth in Exhibit 6.08, IBL is not in violation or default of any term of its Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and has timely filed all reports and any other documents required by it to be filed with any governmental agency. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (a) the Articles of Incorporation or By-Laws of IBL, or (b) any material agreement or instrument to which IBL or any consolidated subsidiary is a party or by which it is bound, or (c) any material judgment, decree or order to which IBL is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties of IBL.

6.09. Contracts and Commitments. IBL is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as IBL can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of IBL.

6.10 Liabilities. Except as set forth in the IBL Financial Statements or in any exhibit, IBL to the best of its knowledge, after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $1,000.

6.11 Title to Properties and Related Matters. IBL has good and marketable title to all of its properties, interests in properties and assets, real and personal, which are reflected in the latest balance sheet included in the IBL Financial Statements or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges or encumbrances except: (i) statutory liens or claims not yet delinquent, (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby, or otherwise materially impair present business operations of such properties; or (iii) as described in the IBL Financial Statements.

6.12 Directors and Officers. The Board of Directors and principal officers of IBL, as of the date hereof, are those persons identified in Exhibit 6.12 hereto.

6.13. Tax Returns. Within the times and in the manner prescribed by law, IBL has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. All taxes and governmental charges levied or assessed against the property or the business of IBL have been paid, other than taxes or charges the payment of which is not yet due or which, if due, is not yet delinquent or is being contested in good faith or has not been finally determined.

6.14. Brokers. Neither IBL nor any officer or director of IBL has employed any broker, finder or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement. IBL agrees to indemnify and hold OFSM and its officers and directors harmless from and against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

6.15 Shareholder List. Attached hereto as Exhibit 6.15 is an alphabetical list of all of the shareholders of IBL and the number of shares of IBL Common Stock owned by each of them.

6.16 Compliance with Laws and Regulations. IBL has complied with all applicable statutes and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of IBL or except to the extent that noncompliance would not result in the incurrence of any material liability.

6.17 Material Contract Defaults. Neither IBL nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of IBL and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

6.18 Absence of Certain Changes or Events. Since December 31, 2003, and except in connection with or as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to IBL:

Any change in the business, operations, method of management or account, or financial condition or the manner of conducting the business of IBL other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole;

Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of IBL;

Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of IBL of any class, or any direct or indirect redemption, purchase or other acquisition of any shares of any class of IBL by IBL;

Any material increase in the direct or indirect compensation or other benefits payable or to become payable by IBL to any of its officers, directors, employees or agents over the respective rates and amounts set forth in the IBL Financial Statements;

Any sale, lease, abandonment or other disposition by IBL of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition of IBL of any tangible or intangible asset;

Any material obligation or liability, absolute or contingent, paid or incurred except current liabilities in the ordinary course of business and costs incurred in connection with this transaction;

Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the IBL Financial Statements, and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction; or

Any sale or transfer, or any agreement arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $10,000 or more (other than in the ordinary course of business).

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of OFSM by Action or its Board of Directors, evidenced by the delivery by OFSM to IBL of a certified copy of resolutions of such Board specifying the change or even consented to by OFSM.

6.19. Books and Records. From the date of this Plan to the Closing, IBL will (1) give to OFSM full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that OFSM may inspect and audit them; and (2) furnish such information concerning the properties and affairs of IBL as OFSM may reasonably request.

Article 7

Covenants of IBL Prior to Effective Date of Merger.

Between the date hereof and the Effective Date of the Merger:

7.01. Stockholders' Meeting. The Board of Directors of IBL will submit this Agreement to its stockholders for their approval, and will recommend such approval, at a meeting thereof to be duly called and held at the earliest practicable date as may be agreed upon in writing by OFSM and IBL.

7.02. Access. IBL will afford to the officers and other authorized representatives of OFSM, access to the plants, properties, books and records of IBL and will furnish OFSM with such additional financial and operating data and other information as to the business and properties of IBL, as may be necessary for OFSM to evaluate thoroughly, prior to the Effective Date of the Merger, the business, assets, operations and financial condition of IBL, as OFSM may from time to time reasonably request. If, for any reason, the merger contemplated by the agreement is not consummated, OFSM will use its best efforts to cause all confidential information obtained by it from IBL to be treated as such, will also use its best efforts not to use such information in a manner detrimental to IBL and will promptly return to IBL all documents, papers, books, records and other materials (and all copies thereof) obtained from IBL in the course of its investigation and evaluation of IBL.

7.03. Representations. IBL will take all action necessary to render accurate, as of the Effective Date of the Merger, IBL's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. IBL will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

7.04. Preservation of Business. IBL will carry on its business in substantially the same manner as it has heretofore and shall perform in all material respects all of its obligations under material contracts, leases and documents relating to or affecting its assets, property and business and will use its best efforts to preserve intact its business organization and its good will with its suppliers, customers and other having business relations with it.

7.05. Approvals. IBL will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement and the continued operation of its business after the merger.

7.06. Notice of Breach. IBL will immediately give notice to OFSM of the occurrence of any event or the failure of any event to occur that results in a breach of any of IBL's representations or warranties or a failure by IBL to comply with any covenant, condition or agreement contained herein.

7.07. Negotiations with Third Parties. IBL will not, without the prior approval of OFSM, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with OFSM any unsolicited offer regarding) any merger, sale, or other disposition of any substantial part of IBL's assets or stock.

7.08. Information To Be Supplied. IBL will furnish OFSM with all information concerning IBL, its officers, directors and shareholders that is reasonably required for inclusion in the proxy statement or information statement materials to be used by OFSM to obtain the approval of IBL's and OFSM's shareholders to this Plan and Agreement (the "Proxy Materials").

7.09. Proxy or Information Statement. As of the date of mailing of the Proxy or Information Statement and as of the date of IBL's Stockholders Meeting referred to in Article 7.01, the information provided and to be provided by IBL to OFSM for use in the Proxy Materials and in any other proxy material to be used by IBL or OFSM in connection with the merger will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.



ARTICLE 8

Covenants of OFSM Prior to the Effective Date of Merger.

Between the date hereof and the Effective Date of the Merger:

8.01. Stockholders' Meeting. While it is anticipated that a majority of the Shareholders of OFSM will approve this Agreement by consent, the Board of Directors of OFSM will nonetheless submit this Agreement to its stockholders for their approval and will conduct a Shareholders Meeting in East Providence, RI, to be duly called and held at the earliest practicable date as may be agreed upon in writing by OFSM and IBL. At that meeting, the Board of Directors of OFSM will also nominate the persons listed in Exhibit 2.02 to be elected to the Board of Directors of OFSM and will recommend their election to the OFSM shareholders.

8.02. Access. OFSM will afford to the officers and other authorized representatives of IBL, access to the plants, properties, books and records of OFSM and will furnish IBL with such additional financial and operating data and other information as to the business and properties of OFSM, as may be necessary for IBL to evaluate thoroughly, prior to the Effective Date of the Merger, the business, assets, operations and financial condition of IBL, as IBL may from time to time reasonably request. If, for any reason, the merger contemplated by the Agreement is not consummated, IBL will use its best efforts to cause all confidential information obtained by it from OFSM to be treated as such, will also use its best efforts not to use such information in a manner detrimental to OFSM and will promptly return to OFSM all documents, papers, books, records and other materials (and all copies thereof) obtained from OFSM in the course of its investigation and evaluation of OFSM.

8.03. Representations. OFSM will take all action necessary to render accurate, as of the Effective Date of the Merger, OFSM's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. OFSM will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

8.04. Preservation of Business. OFSM will carry on its business in substantially the same manner of it has heretofore and shall perform in all material respects all of its obligations under material contracts, leases and documents relating to or affecting its assets, property and business and will use its best efforts to preserve intact its business organization and its good will with its suppliers, customers and other having business relations with it.

8.05. Approvals. OFSM will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement.

8.06. Public Announcements. OFSM will not, without the prior consent of IBL (or, in the case of an announcement required by applicable securities law, without prior consultation with IBL) make any announcement to the public concerning the transactions contemplated by this Agreement. In this regard, IBL has already agreed that OFSM may file an 8-K Current Report with the Commission 15 days after January 29, 2004, attaching copies of the Reverse Merger Agreement and the Press Release of same date.

8.07. Notice of Breach. OFSM will immediately give notice to IBL of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by OFSM or a failure by OFSM to comply with any covenant, condition or agreement contained herein.

8.08. Negotiations with Third Parties. OFSM will not, without the prior approval of IBL, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with IBL any unsolicited offer regarding) any merger, sale, or other disposition of any substantial part of OFSM's assets or stock.

8.09. Required Information. OFSM will furnish IBL with all information concerning OFSM that is reasonably required for inclusion in the proxy or other disclosure materials used by IBL to obtain approval of this Plan and Agreement from its Shareholders.

8.10. Proxy or Information Statement. As of the date of the mailing of the Proxy Materials and as of the date of the OFSM stockholders meeting to be held pursuant to Article 8.01, the information provided and to provided by OFSM to IBL for use in OFSM's Information Statement and in any other proxy soliciting material to be used by IBL or OFSM in connection with the merger, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein in light of the circumstances under which they were made, not misleading.

ARTICLE 9

Conditions to Obligations of OFSM and IBL.

The obligations of OFSM and IBL to effect the merger hereunder are, at their respective elections, subject to the satisfaction or waiver of the following condition:

9.01. Stockholder Approval. On or before the Closing, OFSM's and IBL's stockholders shall have approved this Agreement.

ARTICLE 10

Further Conditions to Obligations of OFSM.

The obligation of OFSM to effect the merger hereunder is, at is option, subject to the satisfaction or waiver of the following further conditions:

10.01. Representation Letter. All of the representations and warranties of IBL contained in this Agreement shall be true as of the Effective Date of the Merger as though such representations and warranties were then made in exactly the same language, and IBL shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Date of the Merger. At the Closing, OFSM shall have received a certificate, dated the Closing, executed by the President and by the Secretary of IBL, certifying in such detail as OFSM may reasonably request as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

10.02. Investment and Acknowledgment Letters. Prior to his or her receipt of the certificate for shares of OFSM common stock to be issued to him or her, each shareholder of IBL shall have executed and delivered to OFSM an investment letter in the form attached hereto as Exhibit 10.02 wherein each such shareholder acknowledges that the shares of OFSM Common Stock to be issued to, and received by, him or her after the Effective Date of the Merger are being issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, and applicable state securities laws and may therefore not be subsequently sold or transferred unless and until that shareholder registers the same or such proposed sale or transfer is exempt from registration. Each IBL shareholder shall also represent and acknowledge in such investment letter that the shares of OFSM acquired pursuant to this Agreement are acquired for investment purposes only and without a view to the further distribution thereof and that a standard restrictive legend to such effect shall be imprinted on the OFSM stock certificate he or she receives. As set forth in Exhibit 10.02, each IBL shareholder shall further acknowledge and list that which he or she has relied upon in deciding whether to accept the terms of this proposed Merger and each shall additionally warrant and represent, inter alia, that he or she has had the opportunity to consult with counsel about this transaction and otherwise had the opportunity to ask OFSM's accountants and OFSM management any questions about the transaction that he or she might have had. See again Exhibit 10.02.

10.03. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement which shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the merger.

10.04. Opinion of Counsel to IBL. OFSM shall receive an opinion dated the Closing Date of Sallie A. Blackman, Esq., counsel to IBL, satisfactory to IBL, to the effect that:

IBL is a corporation validly existing and in good standing under the laws of the State of Delaware and has all the requisite corporate power to own, lease and operate its assets and carry on its business as now being conducted in any jurisdiction in which it is now conducting business;

The execution and delivery by IBL of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any provision of IBL's Articles of Incorporation or By-Laws or constitute default or give rise to right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any known mortgage, indenture, license agreement or obligation or violate any court order, writ, injunction or decree applicable to IBL or any of its properties or assets of which such counsel has knowledge after making inquiry of the principal executive officers with respect thereto;

Based solely on a review of the Articles of Incorporation, By-Laws, corporate minutes and stock record books of IBL, (i) the authorized capital stock of IBL is as set forth in Article 6.01, and the shares of IBL stock referred to in
Article 6.01 constitute all of the issued and outstanding shares of capital stock of IBL; (ii) the outstanding shares of IBL capital stock are validly issued, fully paid and non-assessable and are not subject to any pre-emptive rights of any shareholder of IBL; and (iii) except as set forth in Exhibit 6.02, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments known to such counsel obligating IBL to issue or transfer from treasury any additional shares of its capital stock of any class;

This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation of IBL except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

Such counsel does not know of any suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending or threatened against or affecting IBL or its business or properties or financial or other condition; and

IBL's issuance of its securities to its existing shareholders is not in violation of any state or federal securities laws and that appropriate exemptions from registration were available for all offers and sales of existing IBL securities.

ARTICLE 11

Further Conditions to Obligations of IBL.

The obligation of IBL to effect the merger hereunder is, at its option, subject to the satisfaction or waiver of the following further conditions:

11.01. Representation Letter. All of the representations and warranties of OFSM contained in this Agreement shall be true as of the Effective Date of the Merger as though such representations and warranties were then made in exactly the same language, and OFSM shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Date of the Merger. At the Closing, IBL shall have received a certificate, dated the Closing, executed by the President and the Secretary or Vice-President of OFSM, certifying as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

11.02. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement which shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the merger.

11.03. Opinion of Counsel to OFSM. IBL shall receive an opinion dated the Closing Date from the legal counsel to OFSM, in form satisfactory to IBL, to the effect that:

OFSM is a corporation validly existing and in good standing under the laws of the State of Florida and has all the requisite corporate power to own, lease and operate its assets and carry on its business as now being conducted in any jurisdiction in which it is now conducting business;

The shares of OFSM Common Stock to be issued to the shareholders of IBL are duly authorized and will be, upon the effectiveness of the merger, legally issued, fully paid and non-assessable;

The execution and delivery by OFSM of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any provision of OFSM's Articles of Incorporation or By-Laws or constitute default or give rise to right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any known mortgage, indenture, license agreement or obligation or violate any court order, writ, injunction or decree applicable to OFSM or any of its properties or assets of which such counsel has knowledge after making inquiry of the principal executive officers with respect thereto;

Based solely on a review of the Articles of Incorporation, By-Laws, corporate minutes and stock record books of OFSM, (i) the authorized capital stock of OFSM is as set forth in Article 5.02, and the shares of OFSM Common Stock referred to in Article 5.02 constitute all of the issued and outstanding shares of capital stock of OFSM; (ii) the outstanding shares of OFSM Common Stock are validly issued, fully paid and non-assessable and are not subject to any pre-emptive rights, warrants, convertible securities, or other agreement or commitments known to such counsel obligating OFSM to issue or transfer from treasury any additional shares of its capital stock of any class;

This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation of OFSM except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

Such counsel does not know of any suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending or threatened against or affecting OFSM or its business or properties or financial or other condition; and

The issuance of the OFSM shares to be issued to the Shareholders of IBL as provided for herein shall be exempt from state and federal securities registration. In this regard, IBL agrees to cooperate and assist counsel in submitting and receiving back the necessary purchaser suitability questionnaires and other offeree materials necessary to establish that OFSM shall have an exemption from state and federal registration for the issuance of the shares subject of this Agreement. In the event that Rule 506 of Regulation D of the General Rules and Regulations of the Commission is not an available exemption for OFSM's issuance of its shares to the Shareholders of IBL upon Closing, IBL agrees to further cooperate in providing counsel with the necessary factual and other information concerning IBL's shareholders and their relationship to it, its principals and each other as necessary to enable counsel to issue a closing opinion that the issuance of the OFSM shares to the Shareholders of IBL, as provided for in this Plan and Agreement, is a "transaction not involving any public offering" under Section 4(2) of the Securities Act of 1933 ("the '33 Act") and the Blue Sky Laws of the various states in which certain IBL Shareholders reside.

ARTICLE 12

Termination: Abandonment of Merger.

12.01. Termination. This Agreement may be terminated and the merger abandoned at any time prior to the Effective Date of the Merger, whether before or after submission to or approval by the stockholders of OFSM: (a) by mutual agreement of the Boards of Directors of OFSM and IBL; or (b) by the Board of Directors of either IBL or OFSM if the Closing shall not have taken place on or prior to February 28, 2004, other than by reason of default by the terminating party.

12.02. Liability. In the event of termination of this agreement, and abandonment of the merger by either OFSM or IBL as provided in this Agreement, this Agreement shall forthwith become wholly void and of no effect and (except for liability of a party where default by such party has occasioned the termination of this Agreement and abandonment of the merger by the non-defaulting party) there shall be no liability on the part of either OFSM or IBL or their respective officers, directors or stockholders (except as set forth in the last sentence of Articles 7.02 and 8.02).

ARTICLE 13

Miscellaneous.

13.01. Notices. Any notice, request, instruction or other document to be given under this Agreement after the date hereof by any party hereto to any other shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, if to OFSM, addressed to it at: 1445 Wampanog Trail, Suite 202, East Providence, RI 02915 Attention: Robert G. Coutu., and if to IBL, addressed to it at 4540 Kearny Villa Road, Suite 104,San Diego, CA 92123
Attention: Jerome Crawford, with a copy or copies to Sallie A. Blackman. , Esq., 4540 Kearny Villa Road, Suite 103, San Diego, CA 92123.

13.02. Waivers. Each party may, by written instrument, extend the time for the performance of any of the obligations or other acts of any party hereto, and (a) waive any inaccuracies of such other party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement, (b) waive compliance with any of the covenants of such other party contained in this Agreement, (c) waive such other party's performance of any of the obligations set out in this Agreement and (d) waive any condition to its obligation to effect the merger. Any agreement on the part of any party hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is authorized and executed as to OFSM, by its President, and as to IBL, by its President.

13.03. Amendments. This Agreement may be amended at any time prior to the Effective Date of the Merger, whether before or after the meeting of stockholders of OFSM, by a written instrument executed by OFSM and IBL with the approval of their respective Boards of Directors, provided that no amendment shall change the exchange ratios set forth in Articles 3.01 without the approval of the stockholders of both IBL and OFSM.

13.04. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and Florida and any conflict in such laws shall be resolved according to conflicts of law principles. Time shall be of the essence of this Agreement.

13.05. Parties. This Agreement shall inure to the benefit of and be binding upon OFSM and IBL and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties to this Agreement and their respective successors, and any person who controls OFSM or IBL within the meaning of Section 15 of the Securities Act of 1933, and the heirs and legal representatives of each of them, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the parties to this Agreement and their respective successors, heirs and legal representatives and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

13.06. Complete Agreement Severability. This Agreement contains the entire understanding between the parties and supersedes any and all prior agreements between the parties. If any provision of this Agreement is found to be void by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

13.07. Multiple Copies. This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, OFSM and IBL have caused this Agreement and Plan of Merger to be executed as of the date first above written.

OCEAN FRESH SEAFOOD MARKET PLACE, INC


---------------------------
By: /s/ Robert G. Coutu, President



INTERNATIONAL BUILDERS LIMITED


---------------------------
By: /s/ Jerome Crawford, CEO